Exhibit 10.43

SECOND AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

Dated as of December 9, 2004

among

WILLIS LEASE FINANCE CORPORATION,
as Borrower,

CERTAIN BANKING INSTITUTIONS NAMED HEREIN,

NATIONAL CITY BANK,
as Administrative Agent,

and

FORTIS BANK (NEDERLAND) N.V.,
as Structuring Agent and Security Agent,

Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 9, 2004 (this “Amendment”), is entered into by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), the banking institutions signatories hereto and named in Exhibit A attached hereto and such other institutions that hereafter become a “Bank” pursuant to Section 11.4 of the Agreement (as defined below) (collectively the “Banks” and individually a “Bank”), NATIONAL CITY BANK, as Administrative Agent and FORTIS BANK (NEDERLAND) N.V., as Security Agent and Structuring Agent.

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Structuring Agent, and the Security Agent (in their respective capacities as Agents and as Banks) and the Banks have entered into that certain Amended and Restated Credit Agreement dated as of June 29, 2004 (the “Original Agreement”), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 24, 2004 (the “First Amendment”; the Original Agreement as amended by the First Amendment is referred to as the “Agreement”) pursuant to which the Banks have agreed to make available to the Borrower a revolving credit facility used for the purchase or refinance of Engines and Equipment;

WHEREAS, Kaupthing Bank has agreed to commit the amount of Ten Million Dollars (US$10,000,000) towards the Aggregate Revolving Loan Commitment, as set forth herein;

WHEREAS, the amount of the Aggregate Revolving Loan Commitment will be increased to One Hundred Forty Eight Million Five Hundred Thousand Dollars (US$148,500,000);

WHEREAS, all of the Banks have approved such increase; and

WHEREAS, CDC Finance – CDC IXIS, a corporation organized and existing under the laws of the Republic of France (“CDC IXIS”), desires to assign its Revolving Loan Commitment.

NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

AGREEMENT

Section 1.                                            Definitions.  Terms not defined herein shall have the meanings ascribed thereto in the Agreement.

Section 2.                                            Exhibits.  Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Section 3.                                            Assignment.  The Borrower and the Structuring Agent hereby consent for the purposes of Section 11.4 of the Agreement (and as previously described in Section 2 of the

First Amendment) to CDC IXIS’s assignment of its Revolving Loan Commitment in the amount of US$10,000,000 to IXIS Corporate & Investment Bank, a company incorporated in France whose registered office is at 47 Quai d’Austerlitz, 75648 Paris Cedex 13, France, effective as of the date hereof.

Section 4.                                            Ratification.  Except as amended hereby, the Agreement, as heretofore supplemented, amended, assigned and modified shall continue and shall remain in full force and effect and is hereby ratified in all respects.  From and after the date hereof, any and all references to the “Agreement” shall be deemed to refer to the Agreement as amended hereby.

Section 5.                                            Governing Law; Severability; Construction of Amendment.  THIS AMENDMENT SHALL BE GOVERNED BY AND BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CALIFORNIA OR FEDERAL PRINCIPLES OF CONFLICTS OF LAWS.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.  Otherwise, any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating any of the remaining provisions hereof, and any such prohibition or unenforceability in any one or more jurisdictions shall not invalidate or render unenforceable such provisions in other jurisdictions.

Section 6.                                            Counterparts; Effectiveness.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when the Administrative Agent shall have received signed counterparts or notice by fax of the signature page that the counterpart has been signed and is being delivered to it or by facsimile that such counterparts have been signed by all the parties hereto or thereto.

Section 7.                                            Headings.  All section headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provision of this Amendment.

Section 8.                                            Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto that (i) this Amendment has been duly authorized, executed and delivered by it and (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

*    *    *

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

WILLIS LEASE FINANCE CORPORATION

By	/s/ Monica J. Burke
	Name:	Monica J. Burke
	Title:	Executive Vice President Chief Financial Officer

Notices to:

2320 Marinship Way

Suite 300

Sausalito, CA  94965

Fax No. (415) 331-5167

Attention:  General Counsel

Email: tnord@willislease.com

NATIONAL CITY BANK,
as Administrative Agent

By	/s/ Christos Kytzidis
	Name:	Christos Kytzidis
	Title:	Vice President

Notices To:

Christos Kytzidis

Vice President

National City Bank

One South Broad

14th Floor, Locator 01-5997

Philadelphia, PA 19107

Telephone:  267-256-4092

Facsimile:  267-256-4001

Email:  chris.kytzidis@nationalcity.com

With a copy to:

Scott Lankford

Sr. Loan Administrator

National City Bank

1900 East Ninth Street

Cleveland, Ohio 44114

NATIONAL CITY BANK

By	/s/ Christos Kytzidis
Name:	Christos Kytzidis
Title:	Vice President

Notices To:

Christos Kytzidis

Vice President

National City Bank

One South Broad

14th Floor, Locator 01-5997

Philadelphia, PA 19107

Telephone:  267-256-4092

Facsimile:  267-256-4001

Email:  chris.kytzidis@nationalcity.com

With a copy to:

Scott Lankford

Sr. Loan Administrator

National City Bank

1900 East Ninth Street

Cleveland, Ohio 44114

FORTIS BANK (NEDERLAND) N.V.,
as Structuring Agent

By	/s/ P.R.G. Zaman /s/ M.P.A. Zondag
Name:	P.R.G. Zaman
Title:
Name:	M.P.A. Zondag
Title:

Notices To:

Fortis Bank (Nederland) N.V.

Coolsingel 93

3012 AE Rotterdam

The Netherlands

Attention:  Maarten H. Schipper

Telephone:  31 10 401 9522

Facsimile:  31 10 401 9529

With a copy to:

Vedder, Price, Kaufman & Kammholz, P.C.

Attention:  Lynne A. Gochanour

222 North LaSalle Street

Suite 2600

Chicago, Illinois  60601

Telephone:  312-609-7500
Facsimile:  312-609-5005

FORTIS BANK (NEDERLAND) N.V.,
as Security Agent

By	/s/ P.R.G. Zaman /s/ M.P.A. Zondag
Name:	P.R.G. Zaman
Title:
Name:	M.P.A. Zondag
Title:

Notices To:

Fortis Bank (Nederland) N.V.

Coolsingel 93

3012 AE Rotterdam

The Netherlands

Attention:  Maarten H. Schipper

Telephone:  31 10 401 9522

Facsimile:  31 10 401 9529

With a copy to:

Vedder, Price, Kaufman & Kammholz, P.C.

Attention:  Lynne A. Gochanour

222 North LaSalle Street

Suite 2600

Chicago, Illinois  60601

Telephone:  312-609-7500

Facsimile:  312-609-5005

FORTIS BANK (NEDERLAND) N.V.,

By	/s/ P.R.G. Zaman /s/ M.P.A. Zondag
	Name:	P.R.G. Zaman
Title:
	Name:	M.P.A. Zondag
Title:

Notices To:

Fortis Bank (Nederland) N.V.

Coolsingel 93

3012 AE Rotterdam

The Netherlands

Attention:  Maarten H. Schipper

Telephone:  31 10 401 9522

Facsimile:  31 10 401 9529

With a copy to:

Vedder, Price, Kaufman & Kammholz, P.C.

Attention:  Lynne A. Gochanour

222 North LaSalle Street

Suite 2600

Chicago, Illinois  60601

Telephone:  312-609-7500

Facsimile:  312-609-5005

CALIFORNIA BANK AND TRUST

By	/s/ J. Michael Sullivan
Name:	J. Michael Sullivan
Title:	Vice President

Notices To:

J. Michael Sullivan

Vice President

California Bank & Trust

South Bay Corporate Banking Office

1690 South El Camino Real

San Mateo, CA  94402

Telephone:  650-294-2026

Facsimile:  650-294-2029

Email: sullivanm@calbt.com

With a copy to:

Loan Administrator

California Bank & Trust

San Francisco Corporate Banking Office

465 California Street, 1st Floor

San Francisco, CA  94104

Telephone:  415-875-1441

Facsimile:  415-875-1457

CITY NATIONAL BANK

By	/s/ Nanci Brusati Dias
	Name:	Nanci Brusati Dias
	Title:	Senior Vice President

Notices To:

Nanci Brusati-Dias, Senior Vice President

City National Bank – San Francisco CBC

150 California Street, 12th Floor

San Francisco, CA  94111

Telephone:  415-576-2801

Facsimile:  415-576-3961

Email: nanci.dias@cnb.com

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Peter Hsu
	Name:	Peter Hsu
	Title:	Vice President

Notices To:

Wells Fargo Bank, National Association

200 B Street, Suite 300

Santa Rosa, CA  95401

Telephone:  707-584-3142

Facsimile:  707-584-3235

Email:  peter.r.hsu@wellsfargo.com

HSH NORDBANK

By	/s/ Jack Campbell
	Name:	Jack Campbell
	Title:	Senior Vice President
Head of Transportation Americas
By	/s/ Hari Raghavan
	Name:	Hari Raghavan
	Title:	Vice President
Transportation

Notices To:

HSH Nordbank

590 Madison Avenue

New York, NY  10022-2540

Telephone:  212-407-6000

Facsimile:  212-407-6033

Email:	hari.raghavan@hsh-nordbank.com
and eric.dollman@hsh-nordbank.com

STATE BANK OF INDIA ( LOS ANGELES AGENCY)

By	/s/ Sunil K Kowshal
	Name:	Sunil K Kowshal
	Title:	VP & Manager

Notices To:

State Bank of India

Los Angeles Agency

707 Wilshire Boulevard, Suite 1995

Los Angeles, California  90017

Telephone:  213-623-7250

Facsimile:  213-622-2069

Email:	ravi@sbical.com
sbilaa@yahoo.com

STATE BANK OF INDIA (CALIFORNIA)

By	/s/ Soundara Kumar
	Name:	Soundara Kumar
	Title:	Chief Executive Officer

Notices To:

State Bank of India (California)

707 Wilshire Boulevard, Suite 1995

Los Angeles, California  90017

Telephone:  213-623-7250

Facsimile:  213-622-2069

Email:	ravi@sbical.com
sbilaa@yahoo.com

IXIS CORPORATE & INVESTMENT BANK (as successor in interest to CDC Finance – CDC IXIS)

By	/s/ Henri Malick
Name: Henri MALICK
Title: Managing Director for Financing Activities

Notices To:

Jean-Michel Chatel

Bank Offices Loans and Structured Finance Manager

IXIS CORPORATE & INVESTMENT

BANK

26-28 Rue Neuve Tolbiac

75658 Paris Cedex 13

France

Telephone:  +33 1 58 55 60 71

Facsimile:  +33 1 58 55 60 82

Email:  jmchatel@ixis-cib.com

KAUPTHING BANK

By	/s/ Bjarki H Diego
	Name:	Bjarki H Diego
	Title:	Managing Director
Corporate Banking
By	/s/ Byörk Thorarinsdottir
	Name:	Byörk Thorarinsdottir
	Title:	Deputy Managing Director
Corporate Banking

Notices To:

Asthildur Otharsdottir

Kaupthing Bunadarbanki hf.

Corporate Banking

Borgartuni 19 – IS 105 Reykjavik – Iceland

Telephone:  (+354) 444 6544

Facsimile:    (+354) 444 6589

Email:    amo@kbbanki.is

EXHIBIT A

BANKS’ REVOLVING LOAN COMMITMENTS AND PERCENTAGES

	Revolving Loan Commitment	Revolving Loan Commitment Percentage	Closing Fee
Fortis Bank (Agent)	30,000,000	20.2020%	0.004	120,000
National City Bank (Agent)	30,000,000	20.2020%	0.004	110,000
California Bank & Trust	20,000,000	13.4680%	0.004	80,000
Wells Fargo Bank	15,500,000	10.4377%	0.004	62,000
HSH Nordbank	15,000,000	10.1010%	0.0025	37,500
City National Bank	10,000,000	6.7340%	0.0025	25,000
CDC Finance – CDC IXIS	10,000,000	6.7340%	0.0025	25,000
Kaupthing Bank	10,000,000	6.7340%	0.0025	25,000
State Bank of India – Los Angeles Agency	5,000,000	3.3670%	0.0025	12,500
State Bank of India (California)	3,000,000	2.0202%	0.0025	7,500

TOTAL	$148,500,000	100%		$504,500

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